                                AMENDMENT TO THE

                           2004 CSA ACQUISITION CORP.

                              STOCK INCENTIVE PLAN

                           (EFFECTIVE AUGUST 5, 2005)

                  WHEREAS, Cooper-Standard Holdings, Inc. (f/k/a CSA Acquisition
Corp.), a Delaware corporation (the "Company"), previously established the 2004
CSA Acquisition Corp. Stock Incentive Plan (the "Plan");

                  WHEREAS, pursuant to Section 12 of the Plan, the Board of
Directors of the Company has determined that it is in the best interests of the
Company to amend the Plan as set forth below; and

                  WHEREAS, pursuant to Section 12 of the Plan, the shareholders of the Company have approved the amendment to the Plan as set forth below.

                  NOW, THERETOFORE, the Plan shall be amended as set forth
below:

                  1. The first sentence of Section 3 shall be amended to read in its entirety as follows:

                  "The total number of Shares which may be issued under the
Plan is 228,615."